Exhibit 99.2
ThredUp Inc.
Third Quarter 2024 Supplemental Financials

Consolidated (US + EU) Key Financial Metrics for the Quarter
•Total revenue of $73.0 million
◦vs. $82.0 million in 3Q23
◦Decline of 11.0% YoY
•Gross profit of $52.0 million
◦vs. $56.6 million in 3Q23
◦Decline of 8.2% YoY
•Gross margin of 71.2%
◦vs. 69.0% in 3Q23
•GAAP net loss of $24.8 million
◦vs. net loss of $18.1 million in 3Q23
•Adjusted EBITDA loss of $2.5 million
◦vs. loss of $3.6 million in 3Q23
•Adjusted EBITDA loss margin of 3.4%
◦vs. loss margin of 4.4% in 3Q23
•Cash, cash equivalents, restricted cash and short-term marketable securities were $60.6 million at the quarter end
•Total quarter Active Buyers of 1.632 million
◦vs. 1.763 million in 3Q23
◦A decrease of 7.4% YoY
•Orders of 1.553 million
◦vs. 1.803 million in 3Q23
◦A decrease of 13.9% YoY

U.S. Key Financial Metrics for the Quarter
•U.S. Total revenue of $61.5 million
◦vs. $68.1 million in 3Q23
◦Decline of 9.6% YoY
•U.S. Gross profit of $48.8 million
◦vs. $53.5 million in 3Q23
◦Decline of 8.8% YoY
•U.S. Gross margin of 79.3%
◦vs. 78.5% in 3Q23
•U.S. Net loss of $9.9 million
◦vs. net loss of $12.5 million in 3Q23
•U.S. Adjusted EBITDA of $0.7 million
◦vs. $0.1 million in 3Q23
•U.S. Adjusted EBITDA margin of 1.1%
◦vs. margin of 0.2% in 3Q23
•Total quarter U.S. Active Buyers of 1.248 million
◦vs. 1.346 million in 3Q23
◦A decrease of 7.3% YoY
•U.S. Orders of 1.172 million
◦vs. 1.309 million in 3Q23
◦A decrease of 10.5% YoY

Financial Outlook
For fourth quarter 2024, ThredUp expects:
•Total revenue in the range of $67.2 million to $69.2 million
◦U.S. Total revenue in the range of $58.0 million to $60.0 million
•Gross margin in the range of 72.3% to 73.3%
◦U.S. Gross margin in the range of 78.5% to 79.5%
•Adjusted EBITDA loss margin in the range of (4.7)% to (2.7)%
◦U.S. Adjusted EBITDA margin in the range of 0.0% to 2.0%
•Depreciation and amortization of approximately $4.6 million
◦U.S. Depreciation and amortization of approximately $3.4 million
•Stock-based compensation of approximately $6.6 million
◦U.S. Stock-based compensation of approximately $6.0 million
•Weighted-average shares of approximately 114 million

For fiscal year 2024, ThredUp expects:
•Total revenue in the range of $300 million to $302 million
◦U.S. Total revenue in the range of $250.8 million to $252.8 million
•Gross margin in the range of 70.8% to 71.0%
◦U.S. Gross margin in the range of 79.2% to 79.4%
•Adjusted EBITDA loss margin in the range of (2.6)% to (2.2)%
◦U.S. Adjusted EBITDA margin in the range of 1.6% to 2.1%
•Depreciation and amortization of approximately $19.1 million
◦U.S. Depreciation and amortization of approximately $14.3 million
•Stock-based compensation of approximately $27.3 million
◦U.S. Stock-based compensation of approximately $25.8 million
•Weighted-average shares of approximately 114 million
Conference Call and Webcast
•The live and archived webcast and all related earnings materials will be available at ThredUp’s investor relations website: ir.thredup.com/news-events/events-and-presentations.

ThredUp Inc.
Condensed Consolidated Statements of Operations
(in thousands, except percentages, unaudited)
Three Months Ended	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024
Revenue:
Consignment	$37,470	$46,479	$53,415	$57,838	$55,877	$61,225	$63,855	$59,850
Product	33,848	29,443	29,243	24,211	25,516	18,363	15,900	13,171
Total revenue	71,318	75,922	82,658	82,049	81,393	79,588	79,755	73,021
Cost of revenue:
Consignment	7,661	9,220	9,580	10,131	10,801	10,502	12,266	11,354
Product	18,691	15,609	17,346	15,291	20,239	13,760	11,369	9,687
Total cost of revenue	26,352	24,829	26,926	25,422	31,040	24,262	23,635	21,041
Gross profit	44,966	51,093	55,732	56,627	50,353	55,326	56,120	51,980
Gross margin	63.1%	67.3%	67.4%	69.0%	61.9%	69.5%	70.4%	71.2%
Operating expenses:
Operations, product and technology	33,818	38,347	39,771	40,355	38,239	41,051	38,921	37,190
Marketing	12,999	16,870	18,643	19,406	11,354	13,413	16,053	15,299
Sales, general and administrative	14,538	16,059	16,030	15,058	15,510	17,573	15,440	14,545
Impairment of long-lived assets	—	—	—	—	—	—	—	9,814
Total operating expenses	61,355	71,276	74,444	74,819	65,103	72,037	70,414	76,848
Operating expenses as a % of revenue	86.0%	93.9%	90.1%	91.2%	80.0%	90.5%	88.3%	105.2%
Operating loss	(16,389)	(20,183)	(18,712)	(18,192)	(14,750)	(16,711)	(14,294)	(24,868)
Operating loss margin	(23.0)%	(26.6)%	(22.6)%	(22.2)%	(18.1)%	(21.0)%	(17.9)%	(34.1)%
Interest expense	(41)	(77)	(721)	(732)	(709)	(677)	(652)	(629)
Other income (expense), net	(3,065)	476	685	845	841	845	998	730
Loss before income taxes	(19,495)	(19,784)	(18,748)	(18,079)	(14,618)	(16,543)	(13,948)	(24,767)
Provision (benefit) for income taxes	4	9	12	3	(5)	11	6	4
Net loss	$(19,499)	$(19,793)	$(18,760)	$(18,082)	$(14,613)	$(16,554)	$(13,954)	$(24,771)
Net loss margin	(27.3)%	(26.1)%	(22.7)%	(22.0)%	(18.0)%	(20.8)%	(17.5)%	(33.9)%

ThredUp Inc.
Reconciliation of Net Loss to Adjusted EBITDA
(in thousands, except percentages, unaudited)
Three Months Ended	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024
Net loss	$(19,499)	$(19,793)	$(18,760)	$(18,082)	$(14,613)	$(16,554)	$(13,954)	$(24,771)
Stock-based compensation expense	6,059	9,391	7,628	7,888	6,775	7,211	7,009	6,467
Depreciation and amortization	3,816	3,681	4,836	5,364	4,851	4,933	4,865	4,699
Impairment of long-lived assets	—	—	—	—	—	—	—	9,814
Severance and other reorganization costs	(14)	—	551	507	138	2,986	(122)	698
Interest expense	41	77	721	732	709	677	652	629
Provision (benefit) for income taxes	4	9	12	3	(5)	11	6	4
Impairment of non-marketable equity investment	3,750	—	—	—	—	—	—	—
Adjusted EBITDA loss	$(5,843)	$(6,635)	$(5,012)	$(3,588)	$(2,145)	$(736)	$(1,544)	$(2,460)
Adjusted EBITDA loss margin	(8.2)%	(8.7)%	(6.1)%	(4.4)%	(2.6)%	(0.9)%	(1.9)%	(3.4)%

ThredUp Inc.
Reconciliation of GAAP Operating Expenses to Non-GAAP Operating Expenses
(in thousands, except percentages, unaudited)
Three Months Ended	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024
Operations, product, and technology	$33,818	$38,347	$39,771	$40,355	$38,239	$41,051	$38,921	$37,190
Marketing	12,999	16,870	18,643	19,406	11,354	13,413	16,053	15,299
Sales, general, and administrative	14,538	16,059	16,030	15,058	15,510	17,573	15,440	14,545
Impairment of long-lived assets	—	—	—	—	—	—	—	9,814
Total operating expenses	61,355	71,276	74,444	74,819	65,103	72,037	70,414	76,848
Less: Stock-based compensation expense	(6,059)	(9,391)	(7,628)	(7,888)	(6,775)	(7,211)	(7,009)	(6,467)
Less: Severance and other	14	—	(551)	(507)	(138)	(2,986)	122	(698)
Total non-GAAP operating expenses	$55,310	$61,885	$66,265	$66,424	$58,190	$61,840	$63,527	$69,683
Non-GAAP operating expenses % of revenue	77.6%	81.5%	80.2%	81.0%	71.5%	77.7%	79.7%	95.4%

ThredUp Inc.
Stock-Based Compensation Expense Details
(in thousands, unaudited)
Three Months Ended	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024
Operations, product, and technology	$2,193	$3,671	$2,913	$2,858	$2,625	$2,571	$2,867	$3,150
Marketing	767	1,205	923	1,264	392	202	161	148
Sales, general, and administrative	3,099	4,515	3,792	3,766	3,758	4,438	3,981	3,169
Total stock-based compensation expense	$6,059	$9,391	$7,628	$7,888	$6,775	$7,211	$7,009	$6,467

ThredUp Inc.
Severance and Other Reorganization Costs Details
(in thousands, unaudited)
Three Months Ended	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024
Operations, product, and technology	$(22)	$—	$115	$148	$78	$1,197	$(94)	$—
Marketing	—	—	255	243	59	537	(2)	—
Sales, general, and administrative	8	—	181	116	1	1,252	(26)	698
Total severance and other reorganization costs	$(14)	$—	$551	$507	$138	$2,986	$(122)	$698

ThredUp Inc.
U.S. Financial Information
(in thousands, except percentages, unaudited)
Three Months Ended	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024
Total revenue	$66,720	$68,084	$61,447	$64,533	$66,717	$61,514
Gross profit	50,986	53,454	47,622	51,713	52,558	48,754
Gross margin	76.4%	78.5%	77.5%	80.1%	78.8%	79.3%
Operating expenses:
Operations, product and technology	36,148	37,078	34,668	37,125	34,975	33,296
Marketing	14,952	15,494	7,554	10,851	13,258	12,912
Sales, general and administrative	14,417	13,856	13,994	16,132	13,930	13,010
Total operating expenses	$65,517	$66,428	$56,216	$64,108	$62,163	$59,218

Net loss	$(14,272)	$(12,470)	$(8,041)	$(11,722)	$(8,912)	$(9,862)
Stock-based compensation expense	7,036	7,572	6,507	6,911	6,719	6,162
Depreciation and amortization	3,654	4,171	3,665	3,748	3,622	3,526
Severance and other reorganization costs	255	507	138	2,731	(119)	698
Interest expense	721	732	709	677	652	629
Intercompany interest (income)/expense	(226)	(396)	(432)	(468)	(480)	(496)
Provision (benefit) for income taxes	12	3	(5)	11	6	4
Adjusted EBITDA (loss)	$(2,820)	$119	$2,541	$1,888	$1,488	$661
Adjusted EBITDA (loss) margin	(4.2)%	0.2%	4.1%	2.9%	2.2%	1.1%

ThredUp Inc.
Reconciliation of U.S. Financial Information to Condensed Consolidated Statement of Operations
(in thousands, except percentages, unaudited)
Three Months Ended	September 30, 2024			June 30, 2024
	U.S.	EU	Total	U.S.	EU	Total
Total revenue	$61,514	$11,507	$73,021	$66,717	$13,038	$79,755
Gross profit	48,754	3,226	51,980	52,558	3,562	56,120
Gross margin	79.3%	28.0%	71.2%	78.8%	27.3%	70.4%
Operating expenses:
Operations, product and technology	33,296	3,894	37,190	34,975	3,946	38,921
Marketing	12,912	2,387	15,299	13,258	2,795	16,053
Sales, general and administrative	13,010	1,535	14,545	13,930	1,510	15,440
Impairment of long-lived assets	—	9,814	9,814	—	—	—
Total operating expenses	$59,218	$17,630	$76,848	$62,163	$8,251	$70,414

Net loss	$(9,862)	$(14,909)	$(24,771)	$(8,912)	$(5,042)	$(13,954)
Stock-based compensation expense	6,162	305	6,467	6,719	290	7,009
Depreciation and amortization	3,526	1,173	4,699	3,622	1,243	4,865
Impairment of long-lived assets	—	9,814	9,814	—	—	—
Severance and other reorganization costs	698	—	698	(119)	(3)	(122)
Interest expense	629	—	629	652	—	652
Intercompany interest (income) /expense	(496)	496	—	(480)	480	—
Provision (benefit) for income taxes	4	—	4	6	—	6
Adjusted EBITDA (loss)	$661	$(3,121)	$(2,460)	$1,488	$(3,032)	$(1,544)
Adjusted EBITDA (loss) margin	1.1%	(27.1)%	(3.4)%	2.2%	(23.3)%	(1.9)%

ThredUp Inc.
Reconciliation of U.S. Financial Information to Condensed Consolidated Statement of Operations
(in thousands, except percentages, unaudited)
Three Months Ended	March 30, 2024			December 30, 2023
	U.S.	EU	Total	U.S.	EU	Total
Total revenue	$64,533	$15,055	$79,588	$61,447	$19,946	$81,393
Gross profit	51,713	3,613	55,326	47,622	2,731	50,353
Gross margin	80.1%	24.0%	69.5%	77.5%	13.7%	61.9%
Operating expenses:
Operations, product and technology	37,125	3,926	41,051	34,668	3,571	38,239
Marketing	10,851	2,562	13,413	7,554	3,800	11,354
Sales, general and administrative	16,132	1,441	17,573	13,994	1,516	15,510
Total operating expenses	$64,108	$7,929	$72,037	$56,216	$8,887	$65,103

Net loss	$(11,722)	$(4,832)	$(16,554)	$(8,041)	$(6,572)	$(14,613)
Stock-based compensation expense	6,911	300	7,211	6,507	268	6,775
Depreciation and amortization	3,748	1,185	4,933	3,665	1,186	4,851
Severance and other reorganization costs	2,731	255	2,986	138	—	138
Interest expense	677	—	677	709	—	709
Intercompany interest (income)/expense	(468)	468	—	(432)	432	—
Provision (benefit) for income taxes	11	—	11	(5)	—	(5)
Adjusted EBITDA (loss)	$1,888	$(2,624)	$(736)	$2,541	$(4,686)	$(2,145)
Adjusted EBITDA (loss) margin	2.9%	(17.4)%	(0.9)%	4.1%	(23.5)%	(2.6)%

ThredUp Inc.
Reconciliation of U.S. Financial Information to Condensed Consolidated Statement of Operations
(in thousands, except percentages, unaudited)
Three Months Ended	September 30, 2023			June 30, 2023
	U.S.	EU	Total	U.S.	EU	Total
Total revenue	$68,084	$13,965	$82,049	$66,720	$15,938	$82,658
Gross profit	53,454	3,173	56,627	50,986	4,746	55,732
Gross margin	78.5%	22.7%	69.0%	76.4%	29.8%	67.4%
Operating expenses:
Operations, product and technology	37,078	3,277	40,355	36,148	3,623	39,771
Marketing	15,494	3,912	19,406	14,952	3,691	18,643
Sales, general and administrative	13,856	1,202	15,058	14,417	1,613	16,030
Total operating expenses	$66,428	$8,391	$74,819	$65,517	$8,927	$74,444

Net loss	$(12,470)	$(5,612)	$(18,082)	$(14,272)	$(4,488)	$(18,760)
Stock-based compensation expense	7,572	316	7,888	7,036	592	7,628
Depreciation and amortization	4,171	1,193	5,364	3,654	1,182	4,836
Severance and other reorganization costs	507	—	507	255	296	551
Interest expense	732	—	732	721	—	721
Intercompany interest (income)/expense	(396)	396	—	(226)	226	—
Provision (benefit) for income taxes	3	—	3	12	—	12
Adjusted EBITDA (loss)	$119	$(3,708)	$(3,588)	$(2,820)	$(2,192)	$(5,012)
Adjusted EBITDA (loss) margin	0.2%	(26.6)%	(4.4)%	(4.2)%	(13.8)%	(6.1)%

ThredUp Inc.
U.S. Active Buyers
(in millions, unaudited)
Three Months Ended	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024
U.S. Active Buyers	1.332	1.346	1.357	1.296	1.257	1.248

ThredUp Inc.
Condensed Consolidated Balance Sheets
(in thousands, unaudited)
	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024
Assets:
Current assets:
Cash and cash equivalents	$56,084	$50,112	$44,755	$43,715
Marketable securities	8,100	12,399	10,525	11,581
Accounts receivable, net	7,813	6,929	5,888	5,717
Inventory	15,687	11,582	10,313	7,375
Other current assets	6,204	5,834	6,698	4,977
Total current assets	93,888	86,856	78,179	73,365
Operating lease right-of-use assets	42,118	47,138	45,624	44,804
Property and equipment, net	87,672	85,083	82,839	76,432
Goodwill	11,957	11,677	11,608	12,121
Intangible assets	8,156	7,329	6,628	1,995
Other assets	6,176	6,196	6,333	6,227
Total assets	$249,967	$244,279	$231,211	$214,944
Liabilities and Stockholders’ Equity:
Current liabilities:
Accounts payable	$9,457	$9,133	$10,897	$13,125
Accrued and other current liabilities	35,934	37,541	34,210	34,170
Seller payable	21,495	21,037	19,182	19,802
Operating lease liabilities, current	5,949	5,517	5,513	5,455
Current portion of long-term debt	3,838	3,843	3,847	3,851
Total current liabilities	76,673	77,071	73,649	76,403
Operating lease liabilities, non-current	44,621	49,750	48,068	47,147
Long-term debt, net of current portion	22,006	21,044	20,080	19,116
Other non-current liabilities	2,750	2,884	2,925	3,006
Total liabilities	146,050	150,749	144,722	145,672
Commitments and contingencies
Stockholders’ equity:
Common stock	11	11	11	11
Additional paid-in capital	585,156	592,193	599,333	605,687
Accumulated other comprehensive loss	(2,375)	(3,245)	(3,472)	(2,272)
Accumulated deficit	(478,875)	(495,429)	(509,383)	(534,154)
Total stockholders’ equity	103,917	93,530	86,489	69,272
Total liabilities and stockholders’ equity	$249,967	$244,279	$231,211	$214,944

ThredUp Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands, unaudited)
Three Months Ended	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024
Cash flows from operating activities:
Net loss	$(14,613)	$(16,554)	$(13,954)	$(24,771)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Stock-based compensation expense	6,775	7,211	7,009	6,467
Depreciation and amortization	4,851	4,933	4,865	4,699
Impairment of long-lived assets impairment	—	—	—	9,814
Reduction in carrying amount of right-of-use assets	1,567	1,667	1,426	1,458
Other	798	28	(719)	96
Changes in operating assets and liabilities:
Accounts receivable, net	(1,753)	815	1,027	261
Inventory	3,082	3,825	1,204	3,276
Other current and non-current assets	125	312	(322)	1,779
Accounts payable	(2,352)	(223)	1,328	2,016
Accrued and other current liabilities	(4,761)	1,742	(3,377)	(494)
Seller payable	(46)	(442)	(1,851)	582
Operating lease liabilities	(1,669)	(1,986)	(1,599)	(1,620)
Other non-current liabilities	21	65	(9)	(216)
Net cash provided by (used in) operating activities	(7,975)	1,393	(4,972)	3,347
Cash flows from investing activities:
Purchases of marketable securities	(8,064)	(8,665)	(6,488)	(9,520)
Maturities of marketable securities	5,600	4,500	8,500	8,600
Purchases of property and equipment	(2,209)	(1,620)	(1,170)	(2,573)
Net cash used in investing activities	(4,673)	(5,785)	842	(3,493)
Cash flows from financing activities:
Repayment of debt	(1,000)	(1,000)	(1,000)	(1,000)
Proceeds from issuance of stock-based awards	1,401	727	1,061	282
Payment of withholding taxes on stock-based awards	(1,021)	(1,207)	(1,243)	(545)
Net cash used in financing activities	(620)	(1,480)	(1,182)	(1,263)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	162	(115)	(45)	281
Net change in cash, cash equivalents, and restricted cash	(13,106)	(5,987)	(5,357)	(1,128)
Cash, cash equivalents, and restricted cash, beginning of period	74,575	61,469	55,482	50,125
Cash, cash equivalents, and restricted cash, end of period	$61,469	$55,482	$50,125	$48,997

ThredUp Inc.
Reconciliation of Net Cash Provided By (Used In) Operating Activities to Non-GAAP Free Cash Flow
(in thousands, unaudited)
Three Months Ended	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024
Net cash provided by (used in) operating activities	$(7,975)	$1,393	$(4,972)	$3,347
Less: Purchases of property and equipment	(2,209)	(1,620)	(1,170)	(2,573)
Non-GAAP free cash flow	$(10,184)	$(227)	$(6,142)	$774

Investors
ir@thredup.com
Media
media@thredup.com
About ThredUp
ThredUp is transforming resale with technology and a mission to inspire the world to think secondhand first. By making it easy to buy and sell secondhand, ThredUp has become one of the world's largest online resale platforms for apparel, shoes and accessories. Sellers enjoy ThredUp because we make it easy to clean out their closets and unlock value for themselves or for the charity of their choice while doing good for the planet. Buyers enjoy shopping value, premium and luxury brands all in one place, at up to 90% off estimated retail price. Our proprietary operating platform is the foundation for our managed marketplace and consists of distributed processing infrastructure, proprietary software and systems and data science expertise. With ThredUp’s Resale-as-a-Service, some of the world's leading brands and retailers are leveraging our platform to deliver customizable, scalable resale experiences to their customers. ThredUp has processed over 200 million unique secondhand items from 60,000 brands across 100 categories. By extending the life cycle of clothing, ThredUp is changing the way consumers shop and ushering in a more sustainable future for the fashion industry.
Forward-Looking Statements
This financial supplement contains forward-looking statements within the meaning of the federal securities laws, which are statements that involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “shall,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “looking ahead,” seeking or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements in this financial supplement include, but are not limited to, guidance on financial results for the fourth quarter and full year of 2024; statements about the Company’s intention to exit the European market and to seek strategic alternatives for its Remix business; statements about future operating results and our long term growth and the focus of the Company’s resources and attention in the United States; trends, consumer demand and growth in the global and U.S. online resale markets; the momentum of our business; our investments in technology and infrastructure, including with respect to AI technologies; our ability to successfully integrate and realize the benefits of our past or future strategic acquisitions, investments or reorganization activities, including our intention to reshape ThredUp into an AI-powered resale company; the impact, including on an annualized basis, of our reduction in corporate expenses and headcount; the success and expansion of our RaaS® model and the timing and plans for future RaaS® clients; our ability to attract new Active Buyers; and legal and regulatory updates.

More information on these risks and other potential factors that could affect the Company’s business, reputation, results of operations, financial condition, and stock price is included in the Company’s filings with the Securities and Exchange Commission (“SEC”), including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings. The forward-looking statements in this financial supplement are based on information available to us as of the date hereof, and we disclaim any obligation to update any forward-looking statements, except as required by law. These forward-looking statements should not be relied upon as representing ThredUp’s views as of any date subsequent to the date of this financial supplement.
Additional information regarding these and other factors that could affect ThredUp's results is included in ThredUp’s SEC filings, which may be obtained by visiting our Investor Relations website at ir.thredup.com or the SEC's website at www.sec.gov.
Non-GAAP Financial Measures and Other Operating and Business Metrics
This financial supplement and the accompanying tables contain non-GAAP financial measures: Adjusted EBITDA loss, Adjusted EBITDA loss margin, Non-GAAP operating expenses, U.S. Total revenue, U.S. Gross profit, U.S. Operating expenses, U.S. Net loss, U.S. Adjusted EBITDA loss, free cash flow and other operating and business metrics. We have also included certain additional financial measures for our U.S. business above because we believe they may be helpful to investors to understand our U.S. business in light of the proposed divestiture of the Remix business. In addition to our results determined in accordance with GAAP, we believe that these non-GAAP financial measures and other operating and business metrics are useful in evaluating our operating performance and enhancing an overall understanding of our financial position. We use these measures and metrics to evaluate and assess our operating performance, and for internal planning and forecasting purposes. We believe that these non-GAAP financial measures, when taken collectively with our GAAP results, may be helpful to investors because they provide consistency and comparability with past financial performance and assist in comparisons with other companies, some of which use similar non-GAAP financial information to supplement their GAAP results. Our non-GAAP financial measures and other operating and business metrics are presented for supplemental informational purposes only, should not be considered a substitute for financial information presented in accordance with GAAP and may be different from similarly-titled non-GAAP measures and other operating and business metrics used by other companies.
A reconciliation is provided above for Adjusted EBITDA loss to net loss, the most directly comparable financial measures stated in accordance with GAAP. We calculate Adjusted EBITDA loss as Net loss adjusted to exclude, where applicable in a given period, Stock-based compensation expense, Depreciation and amortization, Impairment of long-lived assets, Severance and other reorganization costs, Interest expense, Provision (benefit) for income taxes, and Impairment of non-marketable equity investment. Adjusted EBITDA loss margin represents Adjusted EBITDA loss divided by Total revenue for the same period. In addition, for purposes of the U.S. Financial Information, we adjusted both the U.S. and Europe Adjusted EBITDA loss to exclude the effect of intercompany interest and reconcile to the Adjusted EBITDA loss.
A reconciliation is provided above for Non-GAAP operating expenses to Total operating expenses, the most directly comparable financial measures stated in accordance with GAAP. Non-GAAP operating expenses are operating expenses adjusted to exclude stock-based compensation expense and severance and other reorganization costs.

A reconciliation is provided above for the amounts of U.S. Total revenue, U.S. Gross profit, U.S. Operating expenses, and U.S. Net loss (together, the “U.S. Financial Information”) to the amounts of Total revenue, Gross profit, Operating expenses, and Net loss, respectively, on the Condensed Consolidated Statement of Operations, the most directly comparable financial measure stated in accordance with GAAP. We calculate the amounts on the U.S. Financial Information as the amounts on the Condensed Consolidated Statement of Operations adjusted to exclude our European business.
A reconciliation is provided above for Non-GAAP free cash flow to Net cash provided by (used in) operating activities, the most directly comparable financial measure stated in accordance with GAAP. We calculate free cash flow as Net cash provided by (used in) operating activities reduced by Purchases of property and equipment.
ThredUp is not providing a quantitative reconciliation of forward-looking guidance of the Non-GAAP measures above, including Adjusted EBITDA loss margin and the U.S. Financial Information to their most directly comparable financial measures under GAAP because certain items are out of ThredUp’s control or cannot be reasonably predicted. Historically, these items have included, but are not limited to, stock-based compensation expense, depreciation and amortization, impairment of long-lived assets, severance and other reorganization costs, interest expense, provision (benefit) for income taxes, and impairment of non-marketable equity investment. Accordingly, a reconciliation for Adjusted EBITDA loss in order to calculate forward-looking Adjusted EBITDA loss margin is not available without unreasonable effort. These items are uncertain, depend on various factors, and could result in projected net loss being materially less than is indicated by the currently estimated Adjusted EBITDA loss margin. In addition, due to the inherent uncertainty of the proposed divestiture of the Remix business, it is not possible without unreasonable efforts to provide a reconciliation for forward-looking U.S. Total revenue, U.S. Gross margin and U.S. Adjusted EBITDA margin.
We encourage investors to review our results determined in accordance with GAAP and the accompanying reconciliations for more information.
An Active Buyer is a ThredUp buyer who has made at least one purchase in the last twelve months. A ThredUp buyer is a customer who has created an account and purchased in our marketplaces, including through our RaaS® clients, and is identified by a unique email address. A single person could have multiple ThredUp accounts and count as multiple Active Buyers.
Orders are defined as the total number of orders placed by buyers across our marketplaces, including through our RaaS® clients, in a given period, net of cancellations.